SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2005

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

a) On February 15, 2005, the Board of Directors for Level 3 Communications, Inc. ("Level 3") met at their regularly scheduled meeting and approved the following changes to the compensation plan of the non-employee members of the Level 3 Board of Directors for 2005.

              Program                                2004                                2005

Annual Cash Retainer                  $30,000.00                          Increased to $50,000.00

Annual Restricted Stock Grant         $150,000.00                         No change

Annual Committee Chair Retainer       $20,000.00                          Increase Audit Committee Chair to
                                                                          $30,000.00

Annual Committee Member Retainer      $10,000.00                          Increase Audit Committee Member
                                                                          to $15,000.00

New Board member Restricted Stock     $150,000.00, vests 100% three       No change
Grant                                 years from grant date

Chairman Annual Cash Retainer         $250,000.00                         No change

Chairman Annual Restricted Stock      $150,000.00                         Increase to $180,000.00
Grant

b) Also on February 15, 2005, the Compensation Committee of the Board of Directors determined to award restricted stock units to certain executive officers of the Level 3 as part of the executive's performance based bonus for services rendered in 2004. The awards were as follows:

Kevin J. O'Hara, chief operating officer:  236,317 shares

Charles C. Miller, vice chairman:  236,317 shares

Sureel A. Choksi, executive vice president:  118,159 shares

Thomas C. Stortz, executive vice president, chief legal officer: 118,159 shares

Sunit S. Patel, group vice president and chief financial officer: 118,159 shares

One-third of the award will vest on the first three anniversaries of the date of grant. The date of grant is February 21, 2005. Level 3's form of deferred stock issuance agreement is filed as exhibit 10.1 hereto and incorporated by reference as if set forth in full.


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

Item 1.02  Termination of a Material Definitive Agreement.

On February 15, 2005, the Board of Directors for Level 3 met at their regularly scheduled meeting and approved an amendment (the "Amendment") to the stockholder Rights Agreement (the "Rights Agreement") between Level 3 and Wells Fargo Bank Minnesota, NA (Level 3's current transfer agent) dated May 29, 1998. The Amendment changed the Final Expiration Date of the Rights Agreement from June 10, 2008, to February 17, 2005, effectively terminating the Rights Agreement as of that date. The Rights Agreement had entitled stockholders, in certain circumstances, to buy one one-thousandth of a newly issued share of Series A Junior Participating Preferred Stock of Level 3 at an exercise price of $490. This right was instituted to encourage anyone seeking to control Level 3 to open negotiations with the Board of Directors prior to such act. The Board of Directors believes that the continuation of the Rights Agreement was not in the current interest of Level 3 and its stockholders. Level 3 will not incur any early termination penalties regarding the Amendment.

The second amendment to the Rights Agreement is filed as exhibit 4.1 hereto and incorporated by reference as if set forth in full.


Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

4.1 Amendment No. 2 to the Rights Agreement, dated as of February 15, 2005, by and between Level 3 Communications, Inc., a Delaware corporation (the
     "Company"), and Wells Fargo Bank, NA (formerly known as Norwest Bank Minnesota, N.A.), a Delaware corporation (the "Rights Agent"), and further amends the Rights Agreement, dated as of May 29, 1998, between the Company and the Rights Agent.

10.1 Form of Deferred Issuance Stock Agreement

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



February 22, 2005                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President


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